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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 18, 2003


                              ACE SECURITIES CORP.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                    333-45458                  56-2088493
----------------------------         ------------            -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)



6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                          92618
-------------------------                                    -------------------
  (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.



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Item 5.      OTHER EVENTS.

             The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-81236) of the Registrant; and (iii) the Prospectus Supplement relating to ACE Securities Corp., Home Equity Loan Trust, Series 2003-HS1, Asset Backed Pass-Through Certificates, and shall be deemed to be part hereof and thereof.



Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:



                    ITEM 601(a) OF
                    REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.             DESCRIPTION
-----------         --------------          -----------
1                   23                      Consent  of   PricewaterhouseCoopers
                                            LLP,  independent  auditors  of MBIA
                                            Insurance  Corporation  with respect
                                            to the ACE  Securities  Corp.,  Home
                                            Equity Loan Trust,  Series 2003-HS1,
                                            Asset      Backed       Pass-Through
                                            Certificates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 18, 2003


                                             ACE SECURITIES CORP.


                                             By:   /s/ DOUGLAS K. JOHNSON
                                                --------------------------------
                                             Name: Douglas K. Johnson
                                             Title: President


                                             By:   /s/ EVELYN ECHEVARRIA
                                                --------------------------------
                                             Name: Evelyn Echevarria
                                             Title: Vice President

                                  EXHIBIT INDEX


               Item 601 (a) of        Sequentially
Exhibit        Regulation S-k         Numbered
Number         Exhibit No.            Description                       Page
-------        ---------------        -----------                       ----
1              23                     Independent Auditors' Consent     5